Quarterly Holdings Report
for
Fidelity® Cloud Computing ETF
March 31, 2026
CCE-NPRT3-0526
1.9903834.104
Common Stocks - 99.8%
	Shares	Value ($)
CHINA - 2.2%
Information Technology - 2.2%
IT Services - 1.1%
Kingsoft Cloud Holdings Ltd (a)(b)	974,000	857,197
Software - 1.1%
Kingdee International Software Group Co Ltd (a)	798,500	872,828
TOTAL CHINA		1,730,025
GERMANY - 1.0%
Information Technology - 1.0%
IT Services - 1.0%
IONOS Group SE (a)	25,824	739,397
ISRAEL - 1.4%
Information Technology - 1.4%
Software - 1.4%
Nice Ltd (a)	9,859	1,083,163
TAIWAN - 1.8%
Information Technology - 1.8%
Electronic Equipment, Instruments & Components - 1.8%
Hon Hai Precision Industry Co Ltd	236,000	1,384,110
UNITED STATES - 93.4%
Communication Services - 0.8%
Interactive Media & Services - 0.8%
ZoomInfo Technologies Inc (a)	115,549	690,983
Consumer Discretionary - 2.1%
Broadline Retail - 2.1%
Amazon.com Inc (a)	7,630	1,589,100
Information Technology - 82.4%
IT Services - 12.1%
CoreWeave Inc Class A (a)	23,212	1,798,234
DigitalOcean Holdings Inc (a)	18,296	1,569,430
MongoDB Inc Class A (a)	7,184	1,758,428
Snowflake Inc (a)	15,978	2,409,802
Twilio Inc Class A (a)	14,428	1,815,331
		9,351,225
Software - 52.1%
Appian Corp Class A (a)(b)	23,531	567,332
AppLovin Corp Class A (a)	7,391	2,941,618
Atlassian Corp Class A (a)	19,462	1,328,282
Box Inc Class A (a)	38,058	899,691
Commvault Systems Inc (a)	11,390	887,167
Datadog Inc Class A (a)	19,687	2,324,050
Docusign Inc (a)	29,121	1,380,627
Dropbox Inc Class A (a)	40,437	918,729
Dynatrace Inc (a)	38,570	1,426,319
Elastic NV (a)	20,678	1,033,693
Five9 Inc (a)	38,375	582,149
Gitlab Inc Class A (a)	38,324	829,331
HubSpot Inc (a)	5,714	1,394,787
Intapp Inc (a)	25,773	662,108
JFrog Ltd (a)	25,174	1,181,416
LiveRamp Holdings Inc (a)	26,305	697,609
Microsoft Corp	9,153	3,388,166
Monday.com Ltd (a)	11,963	826,763
Nutanix Inc Class A (a)	36,369	1,382,386
Pegasystems Inc	22,067	939,172
RingCentral Inc Class A (b)	23,150	860,949
Salesforce Inc	18,664	3,484,009
ServiceNow Inc (a)	31,225	3,264,574
Teradata Corp (a)(b)	30,363	778,204
UiPath Inc Class A (a)(b)	94,316	1,046,908
Vertex Inc Class A (a)	41,543	493,945
Workday Inc Class A (a)	15,016	1,950,879
Zeta Global Holdings Corp Class A (a)	52,282	832,329
Zoom Communications Inc Class A (a)	24,137	1,940,373
		40,243,565
Technology Hardware, Storage & Peripherals - 18.2%
Everpure Inc Class A (a)	29,653	1,750,713
NetApp Inc	18,203	1,863,805
Sandisk Corp/DE (a)	5,721	3,634,780
Seagate Technology Holdings PLC	8,659	3,392,250
Western Digital Corp	12,794	3,460,649
		14,102,197
TOTAL INFORMATION TECHNOLOGY		63,696,987
Real Estate - 8.1%
Specialized REITs - 8.1%
Digital Realty Trust Inc	15,554	2,802,986
Equinix Inc	3,556	3,485,734
TOTAL REAL ESTATE		6,288,720
TOTAL UNITED STATES		72,265,790
TOTAL COMMON STOCKS (Cost $85,445,280)		77,202,485

Money Market Funds - 3.8%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (d)	3.69	41,652	41,660
Fidelity Securities Lending Cash Central Fund (d)(e)	3.69	2,893,380	2,893,670
TOTAL MONEY MARKET FUNDS (Cost $2,935,330)			2,935,330

TOTAL INVESTMENT IN SECURITIES - 103.6% (Cost $88,380,610)	80,137,815
NET OTHER ASSETS (LIABILITIES) - (3.6)% (c)	(2,802,845)
NET ASSETS - 100.0%	77,334,970

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG

Equity Contracts
CME E-Mini Nasdaq 100 Index Contracts (United States)	3	6/2026	143,490	(3,232)

The notional amount of long futures as a percentage of Net Assets is 0.2%.

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)	Includes $77,915 of cash collateral to cover margin requirements for futures contracts.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	185,591	4,472,098	4,616,037	5,146	8	-	41,660	41,652	0.0%
Fidelity Securities Lending Cash Central Fund	2,271,457	43,414,133	42,791,940	42,645	20	-	2,893,670	2,893,380	0.0%
Total	2,457,048	47,886,231	47,407,977	47,791	28	-	2,935,330

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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